UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Pursuant to Section 13 or 15(d)of the Securities  Exchange  Act of  1934

Date of Report (Date of earliest  event  reported):     June 12, 2003


                              Sono-Tek Corporation
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

          New York                                             14-1568099
 (State of Incorporation)                             (I.R.S. Employer ID No.)


      2012 Route 9W, Milton, New York                            12547
(Address of Principal Executive Offices)                         (Zip Code)

    Registrant's telephone number, including area code (845) 795-2020


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Item 5.  Other Events.


J. Duncan Urquhart, a director, resigned from the Sono-Tek Corporation Board of Directors on June 12, 2003.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:      /s/ Christopher L. Coccio
         Christopher L. Coccio
         Chief Executive Officer

June 19, 2003